Prospectus supplement dated August 3, 2016
to the following prospectus(es):
Key Future and America's Future Horizon Annuity prospectuses dated May 1, 2016
America's Vision Plus Annuity and America's Vision Annuity prospectuses dated May 1, 2004
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following changes are made to the prospectus:
1) Effective January 1, 2016, all references to Neuberger Berman Management LLC, Neuberger Berman LLC, and Neuberger Berman Fixed Income LLC as Sub-advisor to the following funds is changed to Neuberger Berman Investment Advisers LLC:
•	Nationwide Variable Insurance Trust – NVIT Multi-Manager Mid Cap Growth Fund
•	Neuberger Berman Advisers Management Trust – Mid-Cap Growth Portfolio
•	Nationwide Variable Insurance Trust – Neuberger Berman NVIT Multi Cap Opportunities Fund
•	Nationwide Variable Insurance Trust – Neuberger Berman NVIT Socially Responsible Fund
•	Neuberger Berman Advisers Management Trust – Socially Responsive Portfolio
GWP-0629